Exhibit 10.16

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

October 19, 2020

BofA Securities, Inc.
Bank of America Tower at One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

1. The Exchange Offer. Atlas Technical Consultants, Inc., a Delaware corporation (the “Company”) proposes to commence an offer (as described in the Prospectus defined below, the “Exchange Offer”) pursuant to which the Company will offer to the holders of its outstanding warrants (as set forth in the Prospectus) (the “Existing Securities”) the opportunity to receive 0.185 shares (the “Exchange Securities”) of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”). The Exchange Offer described above will be made upon the terms and subject to the conditions set forth in the Prospectus (as defined below) and related Letter of Transmittal, attached as Exhibits A and B hereto. Concurrently with the Exchange Offer, the Company will solicit (the “Consent Solicitation”) consents (“Consents”) from the holders of the Existing Securities, upon the terms and subject to the conditions set forth in the Exchange Offer and Exchange Offer Materials (as defined below), to certain proposed amendments to the terms of the warrant agreement, dated as of November 15, 2018 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, governing the Existing Securities as described in the Prospectus.

2. Retention. The Company hereby retains BofA Securities, Inc. as its exclusive dealer manager and solicitation agent (“Dealer Manager” or “you”) for the Exchange Offer and the Consent Solicitation and authorizes you to act on the Company’s behalf in accordance with the terms and conditions of the Exchange Offer, the Consent Solicitation, this Agreement and the Exchange Offer Material. You agree, upon the terms and subject to the conditions of this Agreement and upon reliance on the representations and warranties and agreements of the Company contained herein and in accordance with the terms and conditions set out in the Exchange Offer Material (defined below), to act as the exclusive Dealer Manager in connection with the Exchange Offer and the Consent Solicitation. As Dealer Manager, you agree to perform, in accordance with your customary practice, those services in connection with the Exchange Offer and the Consent Solicitation that are customarily performed by investment banking firms of international standing in connection with similar exchange offers, including, without limitation, soliciting exchanges of Existing Securities and communicating generally regarding the Exchange Offer and the Consent Solicitation with brokers, dealers, commercial banks and trust companies and similar holders of the Existing Securities. You have been engaged to act as Dealer Manager in connection with the Exchange Offer and the Consent Solicitation with duties owed solely to the Company. In performing your obligations hereunder, you will act as an independent contractor and will not be deemed to act as an agent, fiduciary, partner, or a member of a joint venture, syndicate or group with, the Company or any of its affiliates. You will have no obligation to exchange any Existing Securities in connection with the Exchange Offer. The Company agrees that no broker, dealer, commercial bank or trust company or nominee (each, a “Broker”) that may take actions in connection with the Exchange Offer or the Consent Solicitation will be deemed to be your agent (other than your affiliates in their capacity as Brokers). The Company acknowledges and agrees that (a) the terms of this Agreement are arm’s-length commercial transactions between the Company, on the one hand, and the Dealer Manager, on the other hand, (b) the Dealer Manager has not assumed any agency or fiduciary responsibilities in favor of the Company with respect to the Exchange Offer or the Consent Solicitation or the process leading thereto (irrespective of whether the Dealer Manager has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (c) the Dealer Manager may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Dealer Manager has no obligation to disclose any of such interests by virtue of any fiduciary relationship and (d) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.

3. Registration Statement, Prospectus and Exchange Offer Materials. (a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”), under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “1933 Act”), a registration statement on Form S-4 (Reg. No. 333-[●]), including a Prospectus, covering the registration of the Exchange Securities. The term “Registration Statement,” as used in this Agreement, shall mean such registration statement, including the exhibits thereto and any documents incorporated by reference therein, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the 1933 Act relating thereto and any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) of the 1933 Act after the effective date of such registration statement (the “Effective Date”), shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement. The final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference) is herein called the “Prospectus,” except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer and the Consent Solicitation differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use. The terms “supplement” and “amendment” or “supplemented” and “amended” as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and prior to the termination of the Exchange Offer and the Consent Solicitation by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “1934 Act”).

(b) The Company has prepared and filed, or agrees that prior to or on the date of commencement of the Exchange Offer and the Consent Solicitation (the “Commencement Date”) it will file, with the Commission under the 1934 Act a Tender Offer Statement on Schedule TO with respect to the Exchange Offer and the Consent Solicitation, including the required exhibits thereto and any documents incorporated by reference therein. The term “Schedule TO” as used in this Agreement shall mean such Tender Offer Statement on Schedule TO, including any amendment or supplement thereto.

(c) The Company agrees that, at a reasonable time prior to using any Exchange Offer Material (as defined below) or filing any such material with the Commission or any other governmental or regulatory agency or instrumentality or court (each an “Other Agency”), it will submit copies of such Exchange Offer Material to you so as to enable your review thereof and will give reasonable consideration to your and your counsel’s comments, if any, thereon. The Company agrees that it will not file with the Commission or any Other Agency any Exchange Offer Material which was not submitted to you in accordance with the immediately preceding sentence or if submitted to which you reasonably object.

(d) The Registration Statement, the Prospectus, the Schedule TO, the related letters from the Dealer Manager to securities Brokers, dealers, commercial banks, trust companies and other nominees, letters for use by Brokers to clients holding Existing Securities, letters to beneficial owners of Existing Securities, letters of transmittal and any newspaper announcements, press releases and any other Exchange Offer materials and information the Company may use, prepare, approve, publicly disseminate, provide to registered or beneficial holders of Existing Securities or authorize for use in connection with the Exchange Offer and the Consent Solicitation are herein collectively referred to as the “Exchange Offer Materials.”

4. Use of Exchange Offer Materials. (a) The Exchange Offer Materials have been or will be prepared and approved by, and are the sole responsibility of, the Company. The Company shall, to the extent permitted by law, use its best efforts to disseminate the Exchange Offer Materials to each registered holder of any Existing Securities, as required, pursuant to Rule 13e-4 so as to fulfill all requirements thereof as to the commencement of the Exchange Offer and the Consent Solicitation not later than the date required, under the 1934 Act and comply in all material respects with its obligations thereunder. Thereafter, to the extent practicable until the expiration date of the Exchange Offer and the Consent Solicitation (the “Expiration Date”), the Company shall use its best efforts to cause copies of such Exchange Offer Materials and a return envelope to be mailed to each person who becomes a holder of record of any Existing Securities prior to such date. The Company acknowledges and agrees that you may use the Exchange Offer Materials as specified herein without assuming any responsibility on your part for independent verification of any information therein and the Company represents and warrants to you that you may rely on the accuracy and completeness of all of the Exchange Offer Materials and any other information delivered to you by or on behalf of the Company in connection with the Exchange Offer and the Consent Solicitation without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal and evaluation of the assets or liabilities of the Company.

(b) The Company agrees to provide you, at its expense, with as many copies as you may reasonably request of the Exchange Offer Materials. The Company agrees that within a reasonable time prior to using or filing with any Other Agency, including the Financial Industry Regulatory Authority (“FINRA”), of any Exchange Offer Materials, it will submit copies of such materials to you and your counsel so as to enable your review thereof and will give reasonable consideration to you and your counsel’s comments, if any, thereon. The Company agrees that a reasonable time prior to the termination of the Exchange Offer and the Consent Solicitation, before amending or supplementing the Registration Statement, or the Prospectus, it will furnish copies of drafts to, and consult with, the Dealer Manager and its counsel within a reasonable time in advance of filing with the Commission or Other Agency of any amendment or supplement to the Registration Statement, the Prospectus or the other Exchange Offer Materials. The Company agrees it will not file any such amendment or supplement to the Exchange Offer Materials which was not submitted to you in accordance with the immediately preceding sentence or if submitted to which you reasonably object.

(c) The Company has furnished or shall use its best efforts to furnish to you, or cause the trustees, transfer agents or registrars for the Existing Securities to furnish to you, as soon as practicable after the date hereof (to the extent not previously furnished), cards or lists in reasonable quantities or copies thereof showing the names of persons who were the holders of record or, to the extent available, the beneficial owners of the Existing Securities as of a recent date, together with their addresses and the number of Existing Securities held by them. Additionally, the Company shall update, or cause the trustees, transfer agents or registrars referred to above to update, such information from time to time during the term of this Agreement as may be reasonably requested by you. Except as otherwise provided herein, you agree to use such information only in connection with the Exchange Offer and the Consent Solicitation.

(d) The Company authorizes the Dealer Manager to use the Exchange Offer Materials in connection with the Exchange Offer and the Consent Solicitation and for such period of time as any such materials are required by law to be delivered in connection therewith. The Dealer Manager shall not have any obligation to cause any Exchange Offer Materials to be transmitted generally to the holders of Existing Securities.

(e) The Company authorizes the Dealer Manager to communicate with any information agent (the “Information Agent”) or the exchange agent (the “Exchange Agent”) appointed by the Company to act in such capacity in connection with the Exchange Offer and the Consent Solicitation. The Company will arrange for the Exchange Agent to advise you, as necessary and at least daily, as to such matters relating to the Exchange Offer and the Consent Solicitation as you may reasonably request.

(f) The Company agrees that any reference to the Dealer Manager in any Exchange Offer Materials or in any newspaper announcement or press release or other document or communication is subject to the Dealer Manager’s prior consent, which consent shall not be unreasonably withheld.

(g) The Company will promptly enter into customary arrangements with the Information Agent and Exchange Agent.

5. Fees and Expenses of the Dealer Manager. As compensation for your services hereunder, the Company agrees to pay to you a fee of [*****]. All payments to you will be wired, promptly after the expiration of the Exchange Offer and the Consent Solicitation, in immediately available funds to your account as follows; provided, that the fee described in this Section 5 will not become due and payable until consummation of the Exchange Offer on the Settlement Date (as defined herein):

[*****]

6. Other Expenses and Reimbursement of Expenses. The Company agrees to pay all fees and expenses relating to the Exchange Offer and the Consent Solicitation, whether or not the Exchange Offer and the Consent Solicitation are consummated and whether or not this Agreement has expired or has been terminated, including, without limitation (a) all expenses of preparation, printing, mailing, filing and dissemination of the Exchange Offer Materials, (b) all costs of furnishing to you such copies of the Exchange Offer Materials as you may reasonably request, (c) all fees and expenses paid by you or by Brokers for customary mailing and handling expenses incurred in forwarding the Exchange Offer Materials, (d) all fees and expenses of the registrar and transfer agent, the Information Agent and the Exchange Agent, (e) all advertising charges, including those of any public relations firm or other person or entity rendering similar services in connection with the Exchange Offer and the Consent Solicitation, (f) all filing fees applicable to the Exchange Offer and the Consent Solicitation, (g) all fees and expenses of the Company’s independent public or certified public accountants and other advisors, (h) all fees, costs and expenses incurred in connection with (i) the registration or qualification of the Exchange Securities under the laws of such jurisdictions as the Dealer Manager may designate and (ii) any filing with FINRA, (i) fees and expenses incurred in connection with issuance of the Exchange Securities, including the preparation, printing, authentication, issuance and delivery of certificates for the Exchange Securities, if applicable, including any stamp or transfer taxes, if any, in connection with the original issuance of the Exchange Securities, and (j) fees and expenses incurred in connection with listing the Exchange Securities issued in connection with the Exchange Offer on the NASDAQ Stock Market (the “NASDAQ”). For the avoidance of doubt, the Company shall have no obligation to pay the fees and expenses of counsel for the Dealer Manager.

7. Representations, Warranties and Certain Agreements of the Company. The Company represents and warrants to you, and agrees with you, as of the date hereof, during the period of the Exchange Offer and the Consent Solicitation, and as of the date or dates on which the Existing Securities are exchanged pursuant to the Exchange Offer (the date on which the Existing Securities are accepted for exchange, the “Settlement Date”):

(a) The Registration Statement, including the Prospectus, has been prepared by the Company in conformity in all material respects with the requirements of the 1933 Act and has been filed with the Commission as of the Commencement Date and is expected by the Company to become effective not later than the scheduled Expiration Date. Such amendments to such Registration Statement and Prospectus and such abbreviated registration statements pursuant to Rule 462(b) of the 1933 Act as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such Registration Statement and Prospectus and such abbreviated registration statements as may hereafter be required. No stop order refusing or suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Prospectus is in effect, and no proceedings for such purpose have been instituted or are pending before or are threatened by the Commission.

(b) The Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) has been prepared by the Company in conformity in all material respects with the requirements of the 1934 Act and has been or will, prior to commencement of the Exchange Offer and the Consent Solicitation, be filed with the Commission and the same shall have been provide to you a reasonable time prior to filing; such amendments to such Schedule TO as may have been required prior to the date hereof have been similarly prepared and filed with the Commission and provided to you a reasonable time prior to filing; and the Company will file such additional amendments to such Schedule TO as may hereafter be required.

(c) (i) The Exchange Offer Materials, including the Registration Statement, the Prospectus and the Schedule TO, comply and, as amended or supplemented, if applicable, will comply, in all material respects, with the 1933 Act, the 1934 Act, the various state securities or “blue sky” laws and state “takeover” statutes (collectively, “State Statutes”), (ii) the Registration Statement, when it becomes effective, will not contain and as amended or supplemented thereafter, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) none of the Exchange Offer Materials includes, and, as amended or supplemented, if applicable, will include, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the Company makes no representation or warranty with respect to any statement contained in, or any omission from, the Exchange Offer Materials made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Exchange Offer Materials it being agreed that the only information so provided is the information set out in Schedule I to this Agreement.

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and to make and consummate the Exchange Offer and the Consent Solicitation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect (as defined herein). Except as otherwise stated, “Material Adverse Effect” means any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity, prospects or results of operations of the Company and its subsidiaries, considered as one enterprise, or the performance by the Company of its obligations under this Agreement or the making and consummation of the Exchange Offer and the Consent Solicitation;

(e) Each subsidiary of the Company has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock (or other ownership interests) of each subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by the Company, directly or through the subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (other than liens arising under or in connection with the senior secured term loan and the senior secured revolver pursuant to that certain Credit Agreement dated February 14, 2020, as amended by that certain First Amendment, dated as of March 30, 2020, and as amended by that certain Second Amendment, dated as of March 31, 2020, by and among Atlas Holdings, Atlas TC Buyer LLC, Atlas Intermediate Holdings, LLC, the other parties listed thereto, the lenders party thereto, the issuing banks party thereto and Macquarie Capital Funding LLC, as administrative agent and swing line lender (the “Credit Agreement”), as described in the Prospectus).

(f) The Company has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and to make and consummate the Exchange Offer and the Consent Solicitation.

(g) The Exchange Offer, the Consent Solicitation and all transactions and agreements entered into or to be entered into in connection therewith, have been duly authorized by all necessary action on the part of the Company.

(h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforceability of the rights to indemnification and contribution hereunder may be subject to limitations of public policy under federal securities laws and that the enforceability hereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(i) Assuming the completion of the Exchange Offer and Consent Solicitation as contemplated by the Exchange Offer Material, the Exchange Securities have been duly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and nonassessable; neither the filing of the Registration Statement nor the issuance of the Exchange Securities as contemplated by the Exchange Offer Material will give rise to any preemptive or similar rights, other than those which have been waived or satisfied or those relating to the registration of the Exchange Securities.

(j) The descriptions in the Prospectus of the Existing Securities and the Exchange Securities are complete and accurate in all material respects. The statements in the Prospectus under the heading “Market Information, Dividends and Related Stockholder Matters—Material U.S. Federal Income Tax Consequences,” insofar as they purport to constitute summaries of law, rules or regulations and legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

(k) Grant Thornton LLP, who have certified certain financial statements of Atlas Intermediate Holdings LLC and ATC Group Partners LLC is an independent registered public accounting firm as required by the 1933 Act and the rules and regulations of the Commission thereunder. Marcum LLP, who have certified certain financial statements of Atlas Technical Consultants, Inc. (formerly known as Boxwood Merger Corp.) and its subsidiaries for the years ended December 31, 2019 and 2018, and the related notes thereto is an independent registered public accounting firm as required by the 1933 Act and the rules and regulations of the Commission thereunder. Deloitte & Touche LLP, who have certified certain financial statements of ATC Group Partners LLC and its subsidiaries is an independent registered public accounting firm as required by the 1933 Act and the rules and regulations of the Commission thereunder. The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the 1933 Act and present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles as applied in the United States (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein; and the selected historical financial data and the summary financial data included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(l) Since the date of the latest audited financial statements included in the Prospectus, and other than the significant deficiencies disclosed to you relating to the audited financial statements for the year ended December 31, 2019, (1) the Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that could materially and adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (2) since that date, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting (other than as set forth in the Prospectus). The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(m) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures are effective;

(n) Neither the Company nor any subsidiary has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there has not been any change in the capital stock (other than as a result of the grant, vesting or exercise of stock options or other equity incentives pursuant to the Company’s equity incentive plans as described in the Prospectus) or long-term debt of the Company or any of its subsidiaries (other than borrowings under the Credit Agreement as described in the Prospectus), (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the Company and its subsidiaries, considered as one enterprise, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of its subsidiaries, not in the ordinary course of business, which are material to the Company and its subsidiaries, considered as one enterprise or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Prospectus (any such change described in this paragraph (n), a “Material Adverse Change”).

(o) Except for subsequent issuances, if any, pursuant to the Exchange Offer or upon issuance of capital stock or exercise of stock options or warrants pursuant to employee benefit plans described in the Prospectus, the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company, including the Exchange Securities to be issued in exchange for the Existing Securities as contemplated by the Exchange Offer Material, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights.

(p) The Company has not taken and the Company will not take, directly or indirectly, any action prohibited by Regulation M promulgated under the 1934 Act or designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offer or the Consent Solicitation.

(q) Neither the Company nor any of it subsidiaries is (1) in violation of its certificate or articles of incorporation or bylaws (or similar organization documents) or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in the Warrant Agreement or the Existing Securities or any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound (each, an “Existing Instrument”), except, in the case of clauses (2), (3) and (4), where any such violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the consummation by the Company of the Exchange Offer, the Consent Solicitation and fulfillment of the terms herein contemplated does not and will not (i) conflict with, result in a breach of or constitute a Default under the certificate of incorporation or bylaws of the Company or equivalent organizational documents of the Company, (ii) conflict with or violate any order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound, (iii) violate any applicable requirement under law, including the 1933 Act, the 1934 Act and the various “blue sky” laws, or (iv) result in a Default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company pursuant to the Warrant Agreement, the Existing Securities or any Existing Instrument affecting the Company or any of its subsidiaries or to which the Company or any of its subsidiaries or affiliates is a party or by which any of them or any of their respective properties or assets is or may be bound, except, in the case of this clause (iv), where any such Default or result would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) The Company is not, and after giving effect to the consummation of the Exchange Offer and the Consent Solicitation as contemplated herein will not be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

(t) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(u) Neither the Company nor any of its subsidiaries, or any director, officer, agent, employee of the foregoing or, to the Company’s knowledge, any other person acting on behalf of the Company or any of its subsidiaries, has (1) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (2) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (3) made any direct or indirect unlawful payment to any Government Official from corporate funds, (4) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption laws, or (5) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or promise to pay;

(v) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly, lend, contribute or otherwise make available any funds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(w) There has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(x) (1) The Company and each of its subsidiaries have complied, and are presently in compliance, in all material respects, with their privacy and security policies and with all privacy and data security-related contractual obligations, laws and regulations regarding their collection, use, transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties; (2) the Company and its subsidiaries have taken commercially reasonable steps to protect the information technology systems and data within the control of the Company or its subsidiaries; (3) the Company and its subsidiaries have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery measures for their business, including, without limitation, for the information technology systems and data within the control of the Company or any of its subsidiaries; and (4) to the Company’s knowledge, there has been no security breach or attack or other compromise of or relating to any such information technology system or data, except in the case of (1) through (4), as would not have a Material Adverse Effect;

(y) The Company and each of its subsidiaries possess, and at the Settlement Date will possess, all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or material modification of any such Permits.

(z) No registration with, or consent, authorization, approval, order, exemption or other action of, or filing with, the Commission or Other Agency is required in connection with the authorization, issuance, transfer or delivery of the Exchange Securities by the Company, in connection with the consummation of the Exchange Offer, the Consent Solicitation or in connection with the execution, delivery and performance of this Agreement and the transactions contemplated in this Agreement by the Company, except the Schedule TO and the Registration Statement, as may be required by the securities and takeover laws of the various states.

(aa) Neither the Company nor any of its subsidiaries is in violation of any applicable statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to or would require remedial action under any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, remedial action, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and, to the knowledge of the Company, there is no pending investigation which might reasonably be expected to lead to such a claim.

(bb) No statement, representation, warranty or covenant made by the Company in this Agreement or in any certificate or document required by this Agreement to be delivered to the Dealer Manager was or will be, when made, inaccurate, untrue or incorrect in any material respect.

(cc) No material labor dispute with the employees of the Company or its subsidiaries exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries’ principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

(dd) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) that are material to carrying on their businesses as described in the Prospectus, and, to the knowledge of the Company, neither the Company nor any of its subsidiaries has received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company and its subsidiaries and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect.

(ee) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(ff) All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a Material Adverse Effect. The Company and its subsidiaries have paid all other taxes due except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided or the non-payment of which, individually or in the aggregate, would not result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet, except to the extent of any inadequacy that would not result in a Material Adverse Effect, any assessments or re-assessments for additional tax for any prior years not finally determined. The Company is not, and within the past five years has not been, a “United States real property holding corporation” within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(gg) The Company has not and will not do anything in connection with the Exchange Offer or the Consent Solicitation that violates Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

(hh) The Common Stock is registered pursuant to Section 12(g) of the 1934 Act and is listed on the NASDAQ, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting of the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.

(ii) There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(jj) All written communications, in addition to the Schedule TO, made during the period from the first public announcement and to the earlier of either the Expiration Date or the Settlement Date of the Exchange Offer and the Consent Solicitation have been or will be filed with the Commission in accordance with the 1934 Act and the Commission’s rules and regulations including Rule 13e-4 under the 1934 Act.

(kk) No proceedings, litigation or investigation have been initiated or, to the best of the Company’s knowledge, threatened before the Commission or any Other Agency with respect to the execution, delivery and performance of this Agreement or the making and consummation of the Exchange Offer or the Consent Solicitation, except for proceedings, litigation or investigations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ll) The Company has or will have prior to the commencement of the Exchange Offer and the Consent Solicitation sufficient funds to enable it to pay promptly, in accordance with and subject to the terms of the Exchange Offer and the Consent Solicitation, the expenses related to the Exchange Offer and the Consent Solicitation.

(mm) The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another person to purchase any of its securities pursuant to the Exchange Offer or Consent Solicitation or (ii) soliciting tenders or Consents by holders of Existing Securities pursuant to the Exchange Offer and the Consent Solicitation (except as contemplated in this Agreement and the Exchange Offer Material).

(nn) Except as disclosed in the Prospectus, none of the Company or any of its subsidiaries has any material lending or other relationship with the Dealer Manager or affiliate of the Dealer Manager.

(oo) No forward looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

8. Conditions. Unless waived by you, your obligation to act as Dealer Manager hereunder shall at all times be subject, in your discretion, to the conditions that:

(a) All representations and warranties of the Company contained herein are now, and at all times during the Exchange Offer and the Consent Solicitation will be, true and correct.

(b) You shall have received, on each of the Commencement Date, the Expiration Date and the Settlement Date, letters, dated the Commencement Date and the Settlement Date, respectively, from each of Grant Thornton LLP, Marcum LLP and Deloitte & Touche LLP, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants’ “comfort letters” delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited consolidated financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(c) The Company shall have filed the Registration Statement with the Commission not later than the date hereof and the Registration Statement shall become effective prior to the Expiration Date.

(d) No stop order refusing or suspending the effectiveness of the Registration Statement or any post-effective amendment shall have been issued or be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission and any request for additional information shall have been complied with to the reasonable satisfaction of the Dealer Manager’s counsel.

(e) In the judgment of the Dealer Manager, there shall not have occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change.

(f) There shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating or preliminary rating accorded the Exchange Securities or of any other securities of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act; and there shall not have been (i) (A) any liability or obligations, direct or indirect contingent, incurred by the Company or any of its subsidiaries, that is material to the Company and its subsidiaries, considered as one entity, except obligations incurred in the ordinary course of business, or (B) any material transaction or agreement entered into by the Company and its subsidiaries, considered as one entity, not in the ordinary course of business, (ii) any change in the capital stock or outstanding indebtedness of the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company other than quarterly dividends declared, paid or made in the ordinary course of business, or (iv) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained, that either individually or in the aggregate, in the Dealer Manager’s judgment, are material and adverse and that make it, in the Dealer Manager’s judgment, impracticable or undesirable to solicit the tender for exchange of Existing Securities pursuant to and in accordance with the terms of the Exchange Offer and the Consent Solicitation on the terms and in the manner contemplated in the Registration Statement.

(g) On each of the Commencement Date and the Settlement Date, you shall have received a written certificate, dated such date and executed by the Chief Executive Officer, the Chief Financial Officer or Chief Accounting Officer of the Company, to the effect that:

(i) the representations, warranties and covenants of the Company contained in this Agreement are true and correct with the same force and effect as though expressly made on and as of the Commencement Date and the Settlement Date, as the case may be;

(ii) the Company has complied in all material respects to all of its agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder on or prior to the Commencement Date and the Settlement Date, as the case may be;

(iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iv) when the Registration Statement became effective and at all times subsequent thereto up to the date of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the 1933 Act or the 1934 Act, as the case may be, and in all material respects conformed to the requirements of the 1933 Act or the 1934 Act, as the case may be; the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth.

The officers signing and delivering certificates on behalf of the Company may rely upon the best of their knowledge as to proceedings threatened.

(h) The Company shall have furnished to you on each of the Commencement Date, the Effective Date and the Settlement Date such additional certificates, opinions or other documents as you shall reasonably request (including additional certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, and as to the other conditions concurrent and precedent to your obligations hereunder.

(i) The Company shall have delivered to you an opinion of Kirkland & Ellis LLP, counsel to the Company, substantially to the effect of Exhibit C hereto, addressed to you (i) on each of the Commencement Date and the Settlement Date, an opinion or opinions with respect to such matters as you may reasonably request, and (ii) on each of the Commencement Date and the Settlement Date, a negative assurance letter, in each case dated the respective date of delivery.

(j) The Company shall have furnished to you on each of the Commencement Date, the Expiration Date and the Settlement Date a certificate, dated the respective dates of delivery thereof and addressed to you, of its Chief Financial Officer with respect to certain financial data contained in the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to you.

(k) On the Commencement Date and the Settlement Date, the Dealer Manager shall have received the favorable opinion of Latham & Watkins LLP, counsel for the Dealer Manager, in form and substance satisfactory to the Dealer Manager.

(l) Prior to the Exchange Date, the Exchange Securities shall have been approved for listing, subject to notice of issuance, on the NASDAQ.

The Company will furnish you with such executed or conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

9. Covenants of the Company. The Company covenants and agrees with the Dealer Manager:

(a) To use its reasonable best efforts to cause the Registration Statement, and any amendment thereof, to become effective as soon as possible but no later than the Expiration Date; to promptly advise the Dealer Manager in writing (i) of the receipt of any comments from the Commission relating to the Exchange Offer or the Consent Solicitation, (ii) when the Registration Statement, any post-effective amendment to the Registration Statement or any abbreviated Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Exchange Offer Materials shall have been filed, (iii) of any request by the Commission or any Other Agency to amend the Registration Statement or amend or supplement the Prospectus or the other Exchange Offer Materials or for additional information relating to the Exchange Offer and the Consent Solicitation and (iv) of (A) the issuance of any stop order, injunction, restraining order or denial of any application for approval refusing or suspending the use of any of the Exchange Offer Materials, the Consent Solicitation or any qualification of the Exchange Securities for offering or sale in connection with the Exchange Offer in any jurisdiction, (B) the institution or threatening of any proceedings, litigation or investigation for any of such purposes by or before the Commission or any Other Agency, (C) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which could (x) cause the Company to withdraw, rescind, terminate or modify the Exchange Offer or the Consent Solicitation, (y) cause any representation or warranty contained in this Agreement to be untrue or inaccurate, or (z) would permit the Company to exercise any right not to accept Existing Securities tendered pursuant to the Exchange Offer (and the Company will so advise you before such rights are exercised), or (D) the institution of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or the threatening or initiation of any proceedings for any such purposes. The Company will use its reasonable efforts to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time.

(b) To comply with the 1933 Act and the 1934 Act in connection with the Exchange Offer, the Consent Solicitation, the Exchange Offer Materials and the transactions contemplated hereby and thereby, as applicable. If, at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with the Exchange Offer and the Consent Solicitation, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus or any other Exchange Offer Materials in order that the Prospectus or such other Exchange Offer Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Exchange Offer Materials, in the light of the circumstances under which they were made, not misleading or if, in the reasonable opinion of either such counsel, it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Exchange Offer Materials to comply with the requirements of the 1933 Act or 1934 Act, the Company will promptly prepare, file with the Commission, and furnish, at their own expense, to the Dealer Manager and to the dealers (whose names and addresses will be furnished to the Company by the Dealer Manager) by which Existing Securities may have been tendered for exchange, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or such other Exchange Offer Materials comply with such requirements.

(c) During such period beginning on the date hereof and ending on such date as, in the opinion of counsel for the Dealer Manager, the Prospectus is no longer required by law to be delivered in connection with the Exchange Offer and the Consent Solicitation, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act in the manner and within the time periods required by the 1934 Act.

(d) To cooperate with the Dealer Manager and Dealer Manager’s counsel to qualify or register the Exchange Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Dealer Manager; to comply with such laws and continue such qualifications, registrations and exemptions in effect so long as required for the consummation of the Exchange Offer and the Consent Solicitation; and in each jurisdiction in which the Exchange Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

(e) To cause all Existing Securities accepted in the Exchange Offer to be cancelled.

(f) To cooperate with the Dealer Manager to permit the Exchange Securities to be eligible for clearance and settlement through The Depository Trust Company.

(g) To make generally available to its security holders and to the Dealer Manager an earnings statement covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder.

(h) To use its best efforts to advise or cause the Exchange Agent to advise the Dealer Manager at 5:00 P.M., New York City time, or promptly thereafter, daily (or more frequently if requested), by telephone or facsimile transmission, with respect to Existing Securities tendered for exchange as follows: (i) the aggregate principal amount of Existing Securities validly tendered and represented by certificates physically held by the Exchange Agent or confirmations of receipt of book-entry transfer of Exchange Securities pursuant to the procedures set forth in the Exchange Offer Materials on such day, (ii) the aggregate principal amount of Existing Securities properly withdrawn on such day, and (iii) the cumulative totals of the principal amount of Exchange Securities in categories (i) and (ii) above.

(i) Not to exchange any Existing Securities during the period beginning on the Commencement Date and ending on the Settlement Date except pursuant to and in accordance with the Exchange Offer, the Consent Solicitation or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

10. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Dealer Manager and its affiliates and their respective directors, officers, employees, representatives, advisors, agents and each person who controls the Dealer Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the Dealer Manager and each such person being an “Indemnified Party”) as follows:

(i) from and against any and all loss, claim, damage, liability and expense whatsoever, joint or several, as incurred, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to, arising out of, or based on (A) any untrue statement or alleged untrue statement of a material fact contained in any information (whether oral or written) or documents used in connection with the Exchange Offer and the Consent Solicitation, including, without limitation, the Exchange Offer Materials or any of the documents referred to therein furnished or made available by the Company, directly, through the Dealer Manager or otherwise or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) any breach by the Company of any of its representations, warranties or agreements contained herein, (C) the Company’s failure to make or consummate the Exchange Offer and the Consent Solicitation or the withdrawal, rescission, termination, amendment or extension of the Exchange Offer and the Consent Solicitation or any other failure on the Company’s part to comply with the terms and conditions contained in the Exchange Offer Materials, (D) any of the other transactions or the engagement of the Dealer Manager pursuant to, and the performance by the Dealer Manager of the services contemplated by, this Agreement except in the case of this clause (D) to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from the Dealer Manager’s gross negligence or bad faith, or (E) any action taken or omitted to be taken by an Indemnified Party with the consent of the Company or in conformity with the instructions or actions or omissions of the Company;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever related to, arising out of or based on any matter described in subparagraph (i) above; and

(iii) from and against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Dealer Manager), incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever related to, arising out of or based on any matter described in subparagraph (i) above, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the Company shall not be liable under clause (A) of subparagraph (i) above to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Exchange Offer Materials in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use in the Exchange Offer Materials.

(b) The Company agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company, its security holders or creditors relating to or arising out of the engagement of the Dealer Manager pursuant to, or the performance by the Dealer Manager of the services contemplated by, this Agreement except to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from the Dealer Manager’s gross negligence or bad faith.

(c) If the indemnification provided for in Section 10(a) hereof is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company agrees to contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits to the Company on the one hand and to the Dealer Manager on the other hand from the Exchange Offer and the Consent Solicitation (whether or not consummated) or (ii) if, but only if, the allocation provided by clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Dealer Manager on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits to the Company on the one hand and the Dealer Manager on the other hand, in connection with the Exchange Offer and the Consent Solicitation (whether or not consummated) shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of the Securities pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees actually received by the Dealer Manager hereunder. The relative fault of the Company on the one hand and the Dealer Manager on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Dealer Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this Section 10(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(c). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 10(c) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission; provided, however, that to the extent permitted by applicable law, in no event shall the Dealer Manager be required to contribute any amount which, in the aggregate, exceeds the aggregate fees received by the Dealer Manager under this Agreement.

(d) In the event an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company, the Company agrees to reimburse the Dealer Manager for all reasonable expenses as incurred by it in connection with such Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel, and to compensate the Dealer Manager in an amount to be mutually agreed upon. In addition, the Company agrees to promptly compensate the Dealer Manager in an amount to be mutually agreed upon per employee per day for each day that a BofA Securities, Inc. officer or employee is involved in preparation, discovery or testimony pertaining to any litigation, discovery or investigation in connection with the Dealer Manager’s engagement under this Agreement.

(e) Promptly after receipt by an Indemnified Party of written notice of any claim or commencement of an action or proceeding with respect to which indemnification or contribution may be sought hereunder, such Indemnified Party shall notify the Company in writing of such claim or of the commencement of such action, claim or proceeding, but failure so to notify the Company will not relieve the Company from any liability which it may have hereunder to such Indemnified Party, and in any event will not relieve the Company from any other liability that it may have to such Indemnified Party. In the event of any such claim, action or proceeding, if such Indemnified Party shall notify the Company of the commencement thereof, the Company shall assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and shall pay the fees and expenses of such counsel; provided, however, (i) if the Company fails to assume such defense in a timely manner or (ii) if there exists or may exist a conflict of interest that would make it inappropriate in the reasonable judgment of such Indemnified Party for the same counsel to represent both the Indemnified Party and the Company, then such Indemnified Party shall be entitled to retain its own counsel at the expense of the Company. In respect of any claim, action or proceeding the defense of which shall have been assumed by the Company in accordance with the foregoing, each Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at its own expense.

(f) The Company agrees that, without the Dealer Manager’s prior written consent, it will not agree to any settlement of, compromise or consent to the entry of any judgment in or other termination of (each, a “Settlement”), or otherwise facilitate or participate in any Settlement by any officer, director or affiliate of the Company of, any pending or threatened claim, action, investigation or proceeding in respect of which indemnification or contribution could be sought under this Section 10 (whether or not the Dealer Manager or any other Indemnified Party is an actual or potential party to such claim, action, investigation or proceeding) (each, an “Action”), relating to, arising in any manner out of or in connection with the rendering of services pursuant to this Agreement (including any related activities and services rendered prior to the date hereof), the Exchange Offer, the Consent Solicitation or an Indemnified Party’s role in connection therewith (whether or not the Dealer Manager or any other Indemnified Party is an actual or potential party to such Action), unless (i) such Settlement includes an unconditional release of each Indemnified Party from all liability arising out of such Action and (ii) the parties agree that the terms of such Settlement as they relate to any Indemnified Party and the fact of any Indemnified Party’s involvement therein shall remain confidential, unless the parties thereto are legally required to disclose the terms of such Settlement pursuant to any applicable law; provided that, nothing in the foregoing shall be deemed to prevent the Company from advancing or reimbursing expenses to, or providing funds as indemnity for liabilities incurred by, members of the Company’s Board of Directors in connection with any such claim, action or proceeding. The rights of the Indemnified Parties referred to in this Section 10(f) shall be in addition to any rights that any Indemnified Party may have at common law or otherwise.

(g) If at any time an Indemnified Party shall have requested the Company to reimburse the Indemnified Party for fees and expenses of counsel, the Company agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of the aforesaid request, (ii) the Company shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) the Company shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement.

(h) The rights of any Indemnified Party under this Agreement shall be in addition to and not in limitation of any rights that any Indemnified Party may have at common law or otherwise.

11. Withdrawal.

(a) This Agreement may be terminated by the Dealer Manager without any liability or penalty to you or any other Indemnified Party, at any time upon notice to the Company if (i) the Company does not comply in all respects with any covenant specified in this Agreement or the representations and warranties of the Company are incorrect, (ii) the Company uses or permits the use of any Exchange Offer Materials or files any Exchange Offer Materials with the Commission or any Other Agency (A) which has not been submitted to you a reasonable time in advance of the filing or use thereof or (B) which has been so submitted and with respect to which your or your counsel’s reasonable comments have not been reflected, (iii) at any time prior to the date on which the Existing Securities are accepted for exchange, the Exchange Offer or the Consent Solicitation is terminated or withdrawn by the Company for any reason or (iv) there is a good faith disagreement between the Dealer Manager and the Company with respect to a material term or condition of the Exchange Offer, the Consent Solicitation or the Exchange Offer Materials.

(b) Notwithstanding termination of this Agreement pursuant to subsection (a) of this Section or the Dealer Manager’s obligation to act as such ceasing pursuant to Section 8, the obligations of the Company to compensate the Dealer Manager pursuant to Section 5 and to reimburse the Dealer Manager for its expenses pursuant to Section 6, the representations and warranties contained in Section 7 and the indemnity and contribution provisions of Section 10 shall survive any termination of this Agreement, provided that the obligation to pay fees and expenses pursuant to Sections 5 and 6 shall only survive to the extent of fees and expenses accrued through the date of such termination.

12. Representations, Warranties, Covenants, Indemnities and Agreements to Survive. All representations, warranties, covenants and agreements of the Company and the Dealer Manager herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 10 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager or any person controlling the Dealer Manager within the meaning of the 1933 Act or the 1934 Act, or by or on behalf of the Company or any of its respective officers, directors or controlling persons within the meaning of the 1933 Act or the 1934 Act, and shall survive the consummation of the Exchange Offer and the Consent Solicitation and the termination of this Agreement.

13. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the agreements contained herein is not affected in any manner adverse to any party.

14. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Binding Effect. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and the Indemnified Parties, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy.

16. Successors and Assigns. This Agreement, including any right to indemnification or contribution hereunder, shall inure to the benefit of and be binding upon the Company, you and the other Indemnified Parties, and their respective successors and assigns. Nothing in this Agreement is intended, or shall be construed, to give any other person or entity any right hereunder or by virtue hereof.

17. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, both oral or written, between the parties hereto with respect to the subject matter hereof.

18. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by electronic mail (return receipt requested), cable, telecopy, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the parties hereto as follows (or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this Section):

If to you:

BofA Securities, Inc.
Bank of America Tower at One Bryant Park
New York, New York 10036

Telephone: 646-855-8900
Email: jake.mendelsohn@bofa.com
Attention: Jake Mendelsohn, Managing Director

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

555 11th St. NW, Suite 1000

Washington, DC, 20004

Email: rachel.sheridan@lw.com and jason.licht@lw.com

Attention: Rachel Sheridan and Jason Licht

If to the Company, to:

Atlas Technical Consultants, Inc.

13215 Bee Cave Parkway, Building B, Suite 230,

Austin, Texas, 78738

Email: laura.strunk@oneatlas.com

Attention: Laura Strunk, Chief Legal Officer

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street
Houston, TX 77002
Email: julian.seiguer@kirkland.com and michael.rigdon@kirkland.com
Attention: Julian Seiguer and Michael Rigdon

19. References to BofA Securities, Inc. The Company agrees that no reference to you will be made in the Exchange Offer Materials except with your prior written approval, which is hereby given with respect to the Exchange Offer Materials as in effect on the date hereof. The Company agrees that you will have the right to place customary advertisements in financial and other newspapers, at your own expense, describing your services to the Company hereunder.

20. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

21. Amendments. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment by all parties hereto, or in the case of a waiver by the party or parties against whom the waiver is to be effective.

22. Certain Interests. The Company acknowledges and agrees that (a) you and your affiliates are engaged in a broad range of securities activities and may provide financing, advisory or other services to parties whose interests may conflict with those of the Company and (b) you or such affiliates may, for your own account or the account of customers, purchase or sell, or hold a long or short position in, securities of the Company, including the Existing Securities and that you may or may not exchange any such Existing Securities in the Exchange Offer or provide related Consents.

23. Consent to Jurisdiction. Service of Process. The Company hereby (a) submits to the jurisdiction of any New York State or Federal court sitting in the City of New York with respect to any actions and proceedings arising out of or relating to this Agreement, (b) agrees that all claims with respect to such actions or proceedings may be heard and determined in such New York State or Federal court, (c) waives the defense of an inconvenient forum, (d) agrees not to commence any action or proceeding relating to this Agreement other than in a New York State or Federal court sitting in the City of New York and (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

24. Waiver of Jury Trial. THE COMPANY HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

25. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.

[Signature Page Follows]

Please indicate your willingness to act as Dealer Manager on the terms set forth herein and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this Agreement so signed, whereupon this Agreement and your acceptance shall constitute a binding agreement among us.

Very truly yours,

ATLAS TECHNICAL CONSULTANTS, INC.

By:
Name:
Title:

Accepted and agreed to
as of the date first set forth above:

BOFA SECURITIES, INC.

By:
Name:
Title:

26